Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended December 31, 2007

Portfolio:			Credit Suisse Global High Yield Fund


Security:			Unisys Corp.


Date Purchased:			12/6/2007


Price Per Share:		$98.72


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$74,039.00


% of Offering Purchased
by the Portfolio:		.04%


Broker:				Bear Stearns

Member:				Joint Lead Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Terex Corp.


Date Purchased:			11/7/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		25


Total Principal Purchased
by the Portfolio *:		$25,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				CITIGROUP

Member:				Joint Lead Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Reable Therapeutics Fin

Date Purchased:			11/7/2007

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		11


Total Principal Purchased
by the Portfolio *:		$11,000.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				Bank Of America


Member:				Joint Lead Manager







Portfolio:			Credit Suisse Global High Yield Fund


Security:			Frist Data Corp.


Date Purchased:			10/16/2007


Price Per Share:		$94.80


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$47,398.00

% of Offering Purchased
by the Portfolio:		.00%


Broker:				CITIGROUP


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			TXU Energy Co. LLC


Date Purchased:			10/24/2007


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		325


Total Principal Purchased
by the Portfolio *:		$325,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Goldman Sachs



Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Bausch & Lomb Inc.


Date Purchased:			10/16/2007


Price Per Share:		$99.75


Shares Purchased
by the Portfolio *:		25


Total Principal Purchased
by the Portfolio *:		$24,938.00


% of Offering Purchased
by the Portfolio:		.00%


Broker:				Bank Of America


Member:				Joint Lead Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Community Health Systems


Date Purchased:			7/25/2007


Price Per Share:		$99.29


Shares Purchased
by the Portfolio *:		25


Total Principal Purchased
by the Portfolio *:		$24,824


% of Offering Purchased
by the Portfolio:		.00%


Broker:				Merrill Lynch


Member:				Joint Lead Manager